EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the COUNTRY Mutual Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the COUNTRY Mutual Funds Trust for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the COUNTRY Mutual Funds Trust for the stated period.

/s/ Philip Nelson                       /s/ William J. Hanfland
-----------------                       ----------------------
Philip T. Nelson                        William J. Hanfland
President, COUNTRY Mutual Funds Trust   Treasurer, COUNTRY Mutual Funds Trust

Dated: March 1, 2004
      ------------------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by COUNTRY Mutual Funds Trust for purposes of the Securities Exchange Act of 1934.